SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

28. SUBSEQUENT EVENTS

On January 15, 2024, the Company signed a definitive agreement with Taurus Mining Royalty Fund L.P. ("Taurus") for a US$50 million royalty. The base royalty rate is 1.95% of the gross revenue from the sale of all copper from Florence Copper. The transaction with Taurus closed on February 2, 2024, with US$50 million received in cash proceeds available to fund the development of the Florence Copper project.

On February 6, 2024, the Company purchased diesel call options for 12.5 million litres of diesel with maturity dates ranging from February to June 2024, at a total cost of $164.